Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Chautauqua Global Growth Fund
Chautauqua International Growth Fund

Supplement to Prospectus and Summary Prospectus
Dated May 1, 2021, each as previously supplemented

and Statement of Additional Information
Dated May 1, 2021, as previously supplemented

Brian Beitner, a Portfolio Manager of the Chautauqua Global Growth Fund and the Chautauqua International Growth Fund (collectively, the “Funds”), has announced his intent to retire from Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated, the investment advisor to the Funds, on December 31, 2022, and during the course of the year he will be transitioning to an advisory role. Mr. Beitner intends to remain a Portfolio Manager of the Funds through 2022 and continue to contribute his thoughts and perspectives as part of the team-oriented, investment decision-making process of the Funds’ portfolio management team.

Mr. Beitner founded Chautauqua Capital Management in 2009 and served as its Managing Partner until 2021. He has been Portfolio Manager of the Funds since their inceptions, including serving as sole Portfolio Manager from April 2016 to May 2020 and Lead Portfolio Manager from May 2020 to January 2021.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.

The date of this Supplement is December 20, 2021.